EXHIBIT 16

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Series H of SBL Fund into Series A of SBL Fund and other regulatory filings made applicable to SBL Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2010.

/s/ DONALD A. CHUBB, JR.
------------------------------------------------------
Donald A. Chubb, Jr.

SUBSCRIBED AND SWORN to before me this 21st day of January, 2010.

Shelley R. Gower
Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Richard M. Goldman and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Series H of SBL Fund into Series A of SBL Fund and other regulatory filings made applicable to SBL Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2010.

/s/ HARRY W. CRAIG, JR.
------------------------------------------------------
Harry W. Craig, Jr.

SUBSCRIBED AND SWORN to before me this 21st day of January, 2010.

Shelley R. Gower
Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Richard M. Goldman and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Series H of SBL Fund into Series A of SBL Fund and other regulatory filings made applicable to SBL Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2010.

/s/ PENNY A. LUMPKIN
------------------------------------------------------
Penny A. Lumpkin

SUBSCRIBED AND SWORN to before me this 21st day of January, 2010.

Shelley R. Gower
Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Richard M. Goldman and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Series H of SBL Fund into Series A of SBL Fund and other regulatory filings made applicable to SBL Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2010.

/s/ RICHARD M. GOLDMAN
------------------------------------------------------
Richard M. Goldman

SUBSCRIBED AND SWORN to before me this 21st day of January, 2010.

Shelley R. Gower
Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Richard M. Goldman and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Series H of SBL Fund into Series A of SBL Fund and other regulatory filings made applicable to SBL Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2010.

/s/ MAYNARD F. OLIVERIUS
------------------------------------------------------
Maynard F. Oliverius

SUBSCRIBED AND SWORN to before me this 21st day of January, 2010.

Shelley R. Gower
Notary Public

My Commission Expires:
April 7, 2010